Exhibit 99.1
Execution Version

AMENDMENT NO. 1 TO
AMENDED AND RESTATED TRUST AGREEMENT
Exeter Automobile Receivables Trust 2020-3
THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED TRUST AGREEMENT, dated as of January 19, 2022 (this “Amendment”), between EFCAR, LLC, a Delaware limited liability company, as depositor (in such capacity, the “Depositor”), and WILMINGTON TRUST COMPANY, a Delaware trust company, as owner trustee (the “Owner Trustee”).
WHEREAS, the Depositor and the Owner Trustee are parties to that certain amended and restated trust agreement, dated as of August 31, 2020 (the “Amended and Restated Trust Agreement”), of Exeter Automobile Receivables Trust 2020-3 (the “Trust”);
WHEREAS, the Depositor and the Owner Trustee desire to amend the Amended and Restated Trust Agreement to modify certain of the tax-related provisions therein;
WHEREAS, pursuant to, and subject to certain conditions described in, Section 10.1(a) of the Amended and Restated Trust Agreement, the Depositor and the Owner Trustee may amend the Amended and Restated Trust Agreement for certain limited purposes; and
WHEREAS, the Depositor has caused to be delivered to the Owner Trustee and the Indenture Trustee the Opinion of Counsel described in Section 10.1(a) of the Amended and Restated Trust Agreement.
NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.  Definitions.  Capitalized terms used but not otherwise defined herein have the meanings given to them in the Amended and Restated Trust Agreement.
SECTION 2.  Amendments to the Amended and Restated Trust Agreement.
(a)            The following defined term is hereby added to Section 1.1 of the Amended and Restated Trust Agreement, immediately following the defined term “Basic Documents” therein:
““BBA Partnership Audit Rules” shall mean Sections 6221 through 6241 of the Code, and any regulations promulgated or proposed under any such Sections and any administrative guidance with respect thereto.”
(b)            The defined term “Permitted Modification” included in Section 1.1 of the Amended and Restated Trust Agreement is hereby amended by replacing the word “Trust” therein with “Holding Trust”.
(c)            Section 2.3 of the Amended and Restated Trust Agreement is hereby amended by deleting the final paragraph thereof.

(d)            Section 2.11 of the Amended and Restated Trust Agreement is hereby amended and restated in its entirety as follows:
“(a)            It is the intention of the parties hereto that the Trust shall be treated, for U.S. federal, state and local income, franchise and value added tax purposes, as a disregarded entity if there is only one beneficial owner of the Trust (as determined for U.S. federal income tax purposes).  Accordingly, for U.S. federal income tax purposes, the Certificateholder will be treated as (i) owning all of the assets of the Trust and (ii) having incurred all liabilities incurred by the Trust, and all transactions between the Trust and Certificateholder will be disregarded. The parties hereto and each Certificateholder, by acceptance of a Certificate, agree to treat the Trust in accordance with such intent and agree that, unless otherwise required by appropriate tax authorities, the Trust will file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Trust as provided in the preceding sentence for such tax purposes.
(b)            It is the intention of the parties hereto that the Trust shall be treated, for U.S. federal, state and local income, franchise and value added tax purposes, as a partnership (other than an association or publicly traded partnership taxable as a corporation) if there is more than one beneficial owner of the Trust (as determined for U.S. federal income tax purposes), with the assets of the partnership being the Owner Trust Estate and other assets held by the Trust, the partners of the partnership being the Certificateholders and the holders of the Notes that are treated as equity in the Trust for U.S. federal income tax purposes, and the remaining Notes constituting indebtedness of the partnership.  For any such period there is more than one beneficial owner of the Trust (as determined for U.S. federal income tax purposes), the parties hereto and each Certificateholder, by acceptance of a Certificate, agree to treat the Trust in accordance with such intent, and to take no action inconsistent with the treatment of, the Certificates as partnership interests in the Trust for such tax purposes. The parties agree that for any such period, unless otherwise required by appropriate tax authorities, the Trust will file or cause to be filed annual or other necessary returns, reports and other forms consistent with such characterization of the Trust for such tax purposes.
(c)            Neither the Owner Trustee nor the Certificateholder will, under any circumstances, and at any time, make an election on IRS Form 8832 or otherwise, to classify the Trust as an association taxable as a corporation for federal, state or any other applicable tax purpose.
(d)            In the event the that the Trust is classified as a partnership for U.S. federal income tax purposes, Exeter shall (i) timely file any and all forms (including IRS Form 1065) required to effect the treatment of the Trust as a partnership, (ii) deliver (or cause to be delivered) to each Certificateholder and to any holders of the Notes that are treated as equity in the Trust for U.S. federal income tax purposes, as may be required by the Code and applicable Treasury Regulations, such information as may be required (including Schedule K-1) to enable each Certificateholder to prepare its U.S. federal and state income tax returns, (iii) make such elections as from time to time may be required or appropriate under any applicable state or federal statute or any rule or regulation thereunder so as to maintain the Trust’s characterization as a partnership for U.S. federal income tax purposes, and (iv) cause such tax returns to be signed in the manner required by law.  Exeter shall sign the tax returns on behalf of the Trust.  Each nominee Certificateholder shall provide Exeter the information required by Section 6031(c) of the Code, and each beneficial owner of a Certificate, whether such Certificate is held directly or through a nominee, shall provide Exeter any information or certifications Exeter requires for tax purposes and reasonably requests in writing.
(e)            In the event that the Trust is classified as a partnership for U.S. federal income tax purposes, Exeter shall be designated as the “partnership representative” under Section 6226(a) of the Code and (ii) the partnership representative will or will cause the Trust, to the extent eligible, to make the election under Section 6221(b) of the Code with respect to determinations of adjustments at the partnership level and take any other action (such as disclosures and notifications) necessary or appropriate to effectuate such election. If the election described in the preceding sentence is not available, to the extent applicable, the partnership representative will or will cause the Trust to make the election under Section 6226(a) of the Code with respect to the alternative to payment of imputed underpayment by a partnership and take any other action such as filings, disclosures and notifications necessary or appropriate to effectuate such election.  The partnership representative is authorized, in its sole discretion, to make any available election with respect to the BBA Partnership Audit Rules and take any action it deems necessary or appropriate to comply with the requirements of the Code and to conduct the Trust’s affairs with respect to the BBA Partnership Audit Rules.  Each Certificateholder and, if different, each beneficial owner of a Certificate, shall promptly provide the partnership representative any requested information, documentation or material to enable the partnership representative to make any of the elections described in this clause (d) and otherwise comply with the BBA Partnership Audit Rules.  The provisions of this Section 2.11(d) shall survive any termination of this Agreement.  In addition, should the Trust be classified as a partnership, the partnership representative, may, in its sole discretion, cause the Securitization Trust to make an election under Section 754 of the Code.
(f)            For each taxable year in which the Trust is treated as a partnership for U.S. federal income tax purposes, capital accounts shall be maintained by the initial Servicer, or a Person (other than the Owner Trustee or the Backup Servicer (including the Backup Servicer in its capacity as successor Servicer if so appointed)) designated by the initial Servicer, for each Certificateholder in accordance with the Treasury Regulations promulgated under Section 704(b) of the Code and the capital account balance for each Certificateholder shall be determined by the Certificate Paying Agent in accordance with the terms of this Agreement.  All income, gain, deduction, expense, and loss of the Trust shall be allocated solely to the Certificateholders pro rata based upon the Par Amount of the Certificates held by such Certificateholder.
(g)            To the extent required by applicable law, all Certificateholders shall deliver to the Owner Trustee, the Certificate Registrar and the Issuer prior to the first Distribution Date and at any time or times required by applicable law, (i) a correct, complete and properly executed IRS Form W-9, IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8IMY (but without any IRS Forms W-8ECI attached) or IRS

Form W-8EXP (with appropriate attachments to these forms), or any successor form, as applicable, and (ii) any documentation that is required under FATCA or is otherwise necessary (in the sole determination of the Issuer, Owner Trustee or Certificate Registrar, as applicable) to enable the Issuer, Owner Trustee, Certificate Registrar, and any other agent of the Issuer to comply with their obligations under FATCA and to determine that such Certificateholder (or holder of any beneficial interest in a Certificate) has complied with its obligations under FATCA, or to determine the amount to deduct and withhold from a payment.”
(e)            Section 5.6 of the Amended and Restated Trust Agreement is hereby amended by (i) adding in the word “or” immediately preceding clause (C) thereof, and (ii) deleting clause (D) thereof in its entirety.
(f)            The fourth paragraph on the Reverse of Certificate in Exhibit A to the Amended and Restated Trust Agreement is hereby amended and restated in its entirety as follows:
“It is the intention of the parties to the Trust Agreement that, solely for U.S. federal income or state and local income, franchise and value added tax purposes, (i) the Trust will be treated as a disregarded entity if there is only one beneficial owner of the Trust (as determined for U.S. federal income tax purposes), (ii) the Trust will be treated as a partnership (other than an association or publicly traded partnership taxable as a corporation) if there is more than one beneficial owner of the Trust (as determined for U.S. federal income tax purposes) and (iii) the Notes will be treated as debt.  By accepting this Certificate, the Certificateholder hereby agrees to take no action inconsistent with the foregoing intended tax treatment.”
(g)            The sixth paragraph on the Reverse of Certificate is hereby amended by inserting “)” after the phrase “UNITED STATES PERSON” in the seventh line thereof.
(h)            The eighth paragraph on the Reverse of Certificate is hereby amended by inserting “)” at the end of such paragraph, immediately preceding the period.
(i)            A new ninth paragraph is hereby inserted on the Reverse of Certificate as follows:
“THE HOLDER OF THIS CERTIFICATE (OR A BENEFICIAL INTEREST THEREIN), BY ACCEPTANCE OF THE CERTIFICATE OR THE INTEREST IN SUCH CERTIFICATE (A) EITHER (I) IS NOT AND WILL NOT BECOME FOR U.S. FEDERAL INCOME TAX PURPOSES A FLOW-THROUGH ENTITY OR (II) IF IT IS OR BECOMES A FLOW-THROUGH ENTITY, THEN (1) NONE OF THE DIRECT OR INDIRECT BENEFICIAL OWNERS OF ANY OF THE INTERESTS IN SUCH FLOW-THROUGH ENTITY HAS OR EVER WILL HAVE MORE THAN 50% OF THE VALUE OF ITS INTEREST IN SUCH FLOW-THROUGH ENTITY ATTRIBUTABLE TO THE INTEREST OF SUCH FLOW-THROUGH ENTITY IN THE CLASS E NOTES, THE CLASS F NOTES AND THE CERTIFICATES AND (2) IT IS NOT AND WILL NOT BE A PRINCIPAL PURPOSE OF THE ARRANGEMENT INVOLVING THE INVESTMENT OF SUCH FLOW-THROUGH ENTITY IN

ANY CERTIFICATE TO PERMIT ANY PARTNERSHIP TO SATISFY THE 100 PARTNER LIMITATION OF SECTION 1.7704-1(H)(1)(II) OF THE TREASURY REGULATIONS NECESSARY FOR SUCH PARTNERSHIP NOT TO BE CLASSIFIED AS A PUBLICLY TRADED PARTNERSHIP UNDER THE CODE, (B) IT WILL NOT SELL, ASSIGN, TRANSFER, PLEDGE OR OTHERWISE CONVEY ANY PARTICIPATING INTEREST IN ANY CERTIFICATE OR ANY FINANCIAL INSTRUMENT OR CONTRACT THE VALUE OF WHICH IS DETERMINED BY REFERENCE IN WHOLE OR IN PART TO ANY NOTE, (C) IT IS NOT ACQUIRING AND WILL NOT SELL, TRANSFER, ASSIGN, PARTICIPATE, PLEDGE OR OTHERWISE DISPOSE OF THE CERTIFICATE (OR INTEREST THEREIN) OR CAUSE ANY CERTIFICATE (OR INTEREST THEREIN) TO BE MARKETED ON OR THROUGH AN “ESTABLISHED SECURITIES MARKET” WITHIN THE MEANING OF SECTION 7704(B) OF THE CODE, INCLUDING, WITHOUT LIMITATION, AN INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS AND (D) IT DOES NOT AND WILL NOT BENEFICIALLY OWN A CERTIFICATE (OR ANY BENEFICIAL INTEREST THEREIN) IN AN AMOUNT THAT IS LESS THAN THE MINIMUM DENOMINATION FOR SUCH CERTIFICATE.”
SECTION 3.  Representations and Warranties.  Each of the parties hereto represents and warrants to the other parties hereto as set forth in this Section 3.
(a)            The execution, delivery and performance by such party of this Amendment are within its powers, have been duly authorized by all necessary action, and do not contravene its organizational documents or any contractual restriction, law or governmental regulation, or court decree or order binding on or affecting it.
(b)            This Amendment constitutes the legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights and general equitable principles.
SECTION 4.  Binding Effect; Ratification.
(a)            This Amendment shall become effective as of the date first set forth above once counterparts hereof shall have been executed and delivered by the parties hereto, at which time this Amendment shall become binding on the parties hereto and their respective successors and assigns.
(b)            The Amended and Restated Trust Agreement, as amended hereby, remains in full force and effect.  On and after the date hereof, each reference in the Amended and Restated Trust Agreement to “this Agreement”, “hereof”, “hereunder” or words of like import, and each reference in any other Basic Document to the Amended and Restated Trust Agreement, shall mean and be a reference to the Amended and Restated Trust Agreement, as amended hereby.

(c)            Except as expressly amended hereby, the Amended and Restated Trust Agreement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.
SECTION 5.  Miscellaneous.
(a)            THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
(b)            The headings of the various Articles and Sections in this Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.
(c)            This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. Each of the parties hereto further agrees that this Amendment and any other documents to be delivered in connection herewith may be electronically signed, and that any electronic signatures appearing on this Amendment or such other documents are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility. Executed counterparts of this Amendment may be delivered electronically.
SECTION 6.  Direction to Owner Trustee.  Pursuant to Section 5.3 of the Amended and Restated Trust Agreement, EFCAR, LLC, in its capacity as the Majority Certificateholder, hereby authorizes and directs the Owner Trustee to execute and deliver this Amendment.  EFCAR, LLC hereby certifies to the Owner Trustee that (i) it is the Majority Certificateholder, (ii) it has provided notice of the Amendment to the Rating Agencies, and (iii) all conditions precedent to the execution and delivery of this Amendment have been satisfied.  The Depositor agrees to indemnify the Owner Trustee against the costs, expenses and liabilities that may be incurred by the Owner Trustee in connection with this Amendment.
SECTION 7.  Waiver of Notice.  The Depositor and each Certificateholder party hereto hereby waive the requirement that the Owner Trustee provide written notification to such Person of the substance of this Amendment pursuant to Section 10.1(b) of the Amended and Restated Trust Agreement.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
EFCAR, LLC, as Depositor and as the Majority Certificateholder
By: /s/ Ben Miller
       Name: Ben Miller
       Title:   Chief Executive Officer

WILMINGTON TRUST COMPANY, as Owner Trustee

By:   /s/ Erwin Soriano
         Name: Erwin Soriano
         Title:   Vice President

CONSENTED TO BY:
EXETER FLOW INTERMEDIARY TRUST, as a Certificateholder of the Trust
By:	Exeter Finance LLC, not in its individual capacity but solely as administrator
By: /s/ Ben Miller
       Name: Ben Miller
       Title:   Executive Vice President and Treasurer